UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009 (February 23, 2009)

Universal Capital Management, Inc.

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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or Organization)	00-51132 (Commission File Number)	20-1568059 (I.R.S. Employer Identification No.)
2601 Annand Drive Suite 16 Wilmington, DE (Address of principal executive offices)		______19808____ (Zip Code)
Registrant’s telephone number, including area code: (302) 998-8824

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On February 25, 2009, Universal Capital Management, Inc. (“Universal”) issued Robert G. Oberosler, an executive officer, 375,000 shares of common stock at a purchase price of $.20 per share, $75,000 in the aggregate, pursuant to the exercise of options granted to Mr. Oberosler pursuant to Universal’s Equity Incentive Plan. Mr. Oberosler was the only offeree in connection with this transaction. We relied on Section 4(2) of the Securities Act since the transaction did not involve any public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2009, Mr. Michael Queen resigned as Universal’s president. Mr. Queen continues to serve as Universal’s Chief Executive Officer.

On February 23, 2009, Universal’s Board of Directors appointed Mr. Robert G. Oberosler, age 52, to serve as Universal’s President and Chief Operating Officer.

Universal has not entered into a definitive employment agreement with Mr. Oberosler.  However, pursuant to Universal’s Equity Incentive Plan, Universal’s Board of Directors granted Mr. Oberosler an option to purchase 375,000 shares of the Registrant’s common stock at a strike price of $.20 per share, all of which vested immediately.

From 1998 to 2008, Mr. Oberosler held various officer positions with Pathmark Stores, Inc.  Specifically, from 1998 to 2001, he served as Senior Vice President - Asset Management; from 2001 to 2005, he served as Senior Vice President - Store Operations; from 2005 to 2006, he served as Senior Vice President - Asset Management & Special Projects, from 2006 - February 2008, he served as Senior Vice President - Distribution, Logistics & Asset Management.  From March 2008 to December 2008, Mr. Oberosler served as a turnaround professional for Theater Xtreme Entertainment Group, Inc., a distressed retailer of home theater packages and a franchise marketing company. During that period, Mr. Oberosler served as President and subsequently Chief Executive Officer of that company.

There are no family relationships between Mr. Oberosler and Universal’s other executive officers or directors.

Universal has not entered into any transactions with Mr. Oberosler that would require disclosure in accordance with Item 404(a) of Regulation S-K.

Except as otherwise disclosed herein, Universal has not entered into any material plan, contract or arrangement to which Mr. Oberosler is a party or in which he participates and in connection with which he would receive compensation or any grant or award.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By: /s/Michael D. Queen

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   Michael D. Queen, CEO

Dated: March 2, 2009